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                        Certification of CFO Pursuant to

                             18 U.S.C. Section 1350,

                             As Adopted Pursuant to

                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Kemper Investors Life Insurance Company (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frederick L. Blackmon, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

          (1) The Report fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

            Dated: August 14, 2002             /s/ Frederick L. Blackmon
                                               ------------------------------
                                                   Frederick L. Blackmon
                                                   Chief Financial Officer



This certification accompanies this Report pursuant to section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of section 18 of the Securities Exchange Act of 1934, as amended.